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                                                                    EXHIBIT 23.4

         CONSENT OF ARTHUR ANDERSEN LLP, INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement on Form S-4 of our report dated April 5, 2001, included in Inverness Medical Technology, Inc.'s Form 8-K/A filed on June 11, 2001 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

Boston, Massachusetts

September 21, 2001